Finance income and costs (Tables)	6 Months Ended
Jun. 30, 2025
Analysis of income and expense [abstract]
Schedule of Finance income and costs

	For the three months ended June 30,		For the six months ended June 30,
	2025	2024	2025	2024
	€m	€m	€m	€m

Interest income	1.2	2.0	2.7	3.8
Net financing gain recognized on debt transactions (a)	—	10.3	—	14.4
Reversal of impairment loss on short term investments	—	5.7	—	5.7
Net foreign exchange gains on translation of financial assets and financial liabilities	12.4	—	7.8	—
Finance income	13.6	18.0	10.5	23.9
Interest expense (b)	(27.6)	(26.4)	(55.6)	(49.1)
Net pension interest costs	(1.2)	(1.0)	(2.4)	(2.2)
Amortization of debt discounts and borrowing costs	(1.7)	(1.7)	(3.5)	(3.4)
Net foreign exchange losses arising on translation of financial assets and liabilities	—	(2.1)	—	(12.3)
Net fair value losses on derivatives held at fair value through profit or loss	—	(0.2)	—	(0.4)
Finance costs	(30.5)	(31.4)	(61.5)	(67.4)
Net finance costs	(16.9)	(13.4)	(51.0)	(43.5)
(a) Finance income for the three months ended June 30, 2024 of €10.3 million was recognized from the repricing of debt in May 2024, as detailed in Note 10, representing a modification gain net of transaction costs.
(b) Interest expense includes interest and finance charges paid/payable for lease liabilities and financial liabilities not at fair value through profit or loss and is shown net of gains recycled from the cash flow hedge reserve on cross currency interest rate swaps.